UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

MOMENTIVE SPECIALTY CHEMICALS INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

1. First-Priority Supplemental Indenture and First-Priority Senior Secured Notes due 2020

On January 31, 2013, Hexion U.S. Finance Corp. (the “Issuer”), a wholly-owned subsidiary of Momentive Specialty Chemicals Inc. (the “Registrant”), entered into a first supplemental indenture (the “Supplemental Indenture”) among the Issuer, the Registrant, the other subsidiaries of the Registrant party thereto (the “Subsidiary Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), to an indenture, dated as of March 14, 2012, among the Issuer, the Registrant, the Subsidiary Guarantors and the Trustee (as supplemented to the date hereof, the “Indenture”), pursuant to which the Issuer issued $1,100,000,000 aggregate principal amount of First-Priority Senior Secured Notes due 2020 (the “Notes”), which mature on April 15, 2020. The Notes were offered as additional notes under the Indenture with substantially the same terms as all other outstanding notes under the Indenture (the “Existing Notes”), with interest accruing from October 15, 2012. The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The terms of the Indenture and the Notes are more fully described in the Current Report on Form 8-K that the Registrant filed on March 14, 2012.

2. Registration Rights Agreement

On January 31, 2013, in connection with the issuance of the Notes purchased by the initial purchasers, the Issuer, the Registrant and the Subsidiary Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above or incorporated herein) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Issuer, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to register with the Securities and Exchange Commission notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for Notes within 365 days after the issue date of the Notes (the “Effectiveness Target Date”). The Issuer, the Registrant and the Subsidiary Guarantors will use their commercially reasonable efforts to cause the exchange offer to be consummated by the 30th day after the Effectiveness Target Date.

If the Issuer, the Registrant and the Subsidiary Guarantors fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25% for the first 90-day period immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 6.625%. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

3. Amended and Restated First/Second Lien Intercreditor Agreement

On January 31, 2013, the Registrant entered into an amended and restated intercreditor agreement (the “First/Second Lien Intercreditor Agreement”) among the Trustee on behalf of the holders of the Notes and the Existing Notes, JPMorgan Chase Bank, N.A., as Intercreditor Agent (as defined therein), Wilmington Trust Company, as trustee and collateral agent for the noteholders under the Second Secured Notes Indenture (as defined therein) (the “Second-Priority Trustee”), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as senior priority agent for the holders of the 1.5 Lien Notes (as defined below), Momentive Specialty Chemicals Holdings LLC (“Holdings”), the Registrant, the Issuer and the Subsidiary Guarantors.

The First/Second Lien Intercreditor Agreement governs the relative rights of the secured parties under the Notes, the Existing Notes, the Second-Priority Notes (as defined below), and the 1.5 Lien Notes, and certain other matters relating to priority and the administration and enforcement of security interests. The First/Second Lien Intercreditor Agreement also makes certain other amendments and modifications resulting from the Registrant’s entry into the Second-Priority Supplemental Indenture (as defined below).

4. Additional Secured Party Consent

On January 31, 2013, the Trustee, as trustee and as Authorized Representative (as defined in the Collateral Agreement (as defined below)), JPMorgan Chase Bank, N.A., as Applicable First Lien Representative (as defined therein) and collateral agent, the Registrant, Holdings, the Issuer and the subsidiaries of the Registrant identified therein entered into an Additional Secured Party Consent (the “Secured Party Consent”) to the Third Amended and Restated Collateral Agreement, dated as of January 29, 2010, among the Registrant, Holdings, the Issuer, the other subsidiaries of the Registrant party thereto and JPMorgan Chase Bank, N.A., as Applicable First Lien Representative (the “Collateral Agreement”). Pursuant to the Secured Party Consent, the Authorized Representative, representing holders of the Notes, has become a party to the Collateral Agreement on behalf of such holders and has appointed and authorized the Applicable First Lien Representative to act as collateral agent on behalf of the Authorized Representative and the holders of the Notes and to exercise various powers under the Collateral Agreement.

5. Second Joinder and Supplement to the 1.5 Lien Intercreditor Agreement

On January 31, 2013, the Trustee entered into a second joinder and supplement to the intercreditor agreement (the “Joinder to the 1.5 Lien Intercreditor Agreement”), dated as of January 29, 2010, among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee and as collateral agent for the existing 8.875% senior secured notes due 2018 (which were issued pursuant to the indenture, dated as of January 29, 2010, among Hexion Finance Escrow LLC and Hexion Escrow Corporation, as escrow issuers, and Wilmington Trust FSB (now known as Wilmington Trust, National Association), as trustee (as assumed by the Issuer and Hexion Nova Scotia Finance, ULC (“Hexion Nova Scotia”), as issuers, and as supplemented to the date hereof, the “1.5 Lien Notes Indenture”, and such notes issued under the 1.5 Lien Notes Indenture, the “1.5 Lien Notes”)), Holdings, the Registrant, the Issuer and each other subsidiary of the Registrant party thereto (the “1.5 Lien Intercreditor Agreement”).

Pursuant to the Joinder to the 1.5 Lien Intercreditor Agreement, the Trustee agreed to act under the 1.5 Lien Intercreditor Agreement as senior-priority agent for the holders of the Notes as if it had originally been party to the 1.5 Lien Intercreditor Agreement as a senior-priority agent. The 1.5 Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Registrant’s and certain subsidiaries’ assets securing (i) the Notes and the Existing Notes, (ii) the 1.5 Lien Notes and (iii) the borrowings under the senior secured credit facilities of the Registrant, and certain other matters relating to the administration of security interests.

6. Second-Priority Supplemental Indenture and Second-Priority Senior Secured Floating Rate Notes due 2014

On January 31, 2013, the Registrant entered into a second supplemental indenture (the “Second-Priority Supplemental Indenture”) among the Issuer, Hexion Nova Scotia (together, the “Second-Priority Issuers”), the Registrant, the Subsidiary Guarantors and the Second-Priority Trustee, governing the Second-Priority Notes (as defined below), to an indenture, dated as of November 3, 2006, among the Second-Priority Issuers, the Registrant, the guarantors party thereto and the Second-Priority Trustee (as supplemented to the date hereof, the “Second-Priority Indenture”), in connection with the early settlement of the tender offer (the “Tender Offer Early Settlement”) for the Second-Priority Senior Secured Floating Rate Notes due 2014 (the “Second-Priority Notes”), as previously announced on the Registrant’s Current Report on Form 8-K, filed on January 16, 2013. The Second-Priority Supplemental Indenture eliminates substantially all of the restrictive covenants and certain events of default in the Second-Priority Indenture and releases all of the collateral securing the Second-Priority Notes. The net proceeds from the issuance of the Notes were used to, among other things, purchase all of the Second-Priority Notes tendered and accepted by the Registrant in connection with the Tender Offer Early Settlement. In addition, on January 31, 2013, the Registrant caused a letter of notice of redemption to be made to redeem all of the outstanding Second-Priority Notes on March 2, 2013, at a redemption price equal to 100.00% plus accrued and unpaid interest to the redemption date.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, the Registration Rights Agreement, the Second-Priority Supplemental Indenture, the First/Second Lien Intercreditor Agreement, the Secured Party Consent and the Joinder to the 1.5 Lien Intercreditor Agreement attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1	First Supplemental Indenture, dated as of January 31, 2013, among Hexion U.S. Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of January 31, 2013, among Hexion U.S. Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC.

Exhibit 4.3	Second Supplemental Indenture, dated as of January 31, 2013, among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC and Wilmington Trust Company, as trustee.

Exhibit 10.1	Amended and Restated Intercreditor Agreement, dated as of January 31, 2013, among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and as collateral agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as senior-priority agent for the holders of the notes issued under the 1.5 Lien Indenture (as defined therein), Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the First Lien Indenture (as defined therein), Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.2	Additional Secured Party Consent, dated January 31, 2013, among Wilmington Trust Bank, National Association, as trustee and as authorized representative, JPMorgan Chase Bank, N.A., as applicable first lien representative and collateral agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.3	Second Joinder and Supplement to Intercreditor Agreement, dated as of January 31, 2013, by and among Wilmington Trust, National Association, as trustee and senior-priority agent for the holders of the notes issued under the First Lien Indenture (as defined therein), JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee and second-priority agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS INC.

Date: February 6, 2013	By:	/s/ William H. Carter
William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	First Supplemental Indenture, dated as of January 31, 2013, among Hexion U.S. Finance Corp., the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of January 31, 2013, among Hexion U.S. Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC.

Exhibit 4.3	Second Supplemental Indenture, dated as of January 31, 2013, among Hexion U.S. Finance Corp., Hexion Nova Scotia Finance, ULC and Wilmington Trust Company, as trustee.

Exhibit 10.1	Amended and Restated Intercreditor Agreement, dated as of January 31, 2013, among JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust Company, as trustee and as collateral agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as senior-priority agent for the holders of the notes issued under the 1.5 Lien Indenture (as defined therein), Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the First Lien Indenture (as defined therein), Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.2	Additional Secured Party Consent, dated January 31, 2013, among Wilmington Trust Bank, National Association, as trustee and as authorized representative, JPMorgan Chase Bank, N.A., as applicable first lien representative and collateral agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.

Exhibit 10.3	Second Joinder and Supplement to Intercreditor Agreement, dated as of January 31, 2013, by and among Wilmington Trust, National Association, as trustee and senior-priority agent for the holders of the notes issued under the First Lien Indenture (as defined therein), JPMorgan Chase Bank, N.A., as intercreditor agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee and second-priority agent, Momentive Specialty Chemicals Holdings LLC, Momentive Specialty Chemicals Inc. and subsidiaries of Momentive Specialty Chemicals Inc. party thereto.